THE TEBERG FUND

TICKER: TEBRX

a series of Northern Lights Fund Trust III

Supplement dated April 29, 2015

to the Prospectus dated July 29, 2015

______________________________________________________________________

The first paragraph of the section entitled “Fund Summary – Principal Investment Strategies” on page 2 of the Prospectus is replaced with the following:

Principal Investment Strategies: To achieve the Fund’s investment objective, the Advisor invests the Fund’s assets primarily in shares of any number of other no-load and load-waived mutual funds, which may include exchange-traded funds (“ETFs”), sometimes referred to in this Prospectus as “Underlying Funds.” The Underlying Funds pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), emphasizing a particular investment style (e.g., value or growth), or emphasizing certain industries or sectors.  Some of the Underlying Funds invest in the stocks of small, medium and large capitalization domestic or international companies while others invest in fixed-income securities of varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., investment grade or lower than investment grade), including government and corporate bonds, as well as high-yield securities or “junk bonds.”  The ETFs in which the Fund may invest may include leveraged ETFs. Over time, the Fund’s asset mix is likely to consist of a combination of equity, fixed-income, or money market funds; however, the Fund reserves the right to invest all of its assets in any one of these asset classes depending upon market conditions and to actively trade in Underlying Funds.  Additionally, the Fund may commit up to 80% of its net assets at any given time to Underlying Funds that invest in high-yield or “junk bond” securities.

The second paragraph of the section entitled “Additional Information About The Fund’s Principal Investment Strategies And Related Risks – Principal Investment Strategies” on page 5 of the Prospectus is replaced with the following:

Principal Investment Strategies:

In selecting the Underlying Funds, the Advisor seeks to construct a portfolio of Underlying Funds that invest across the range of the total market, including stocks of domestic and international companies with small, medium and large average capitalizations, and at various times emphasizes either value or growth styles of investing or a combination.  The ETFs in which the Fund may invest may include leveraged ETFs. The Advisor also seeks to include Underlying Funds that invest in fixed-income securities with varying maturities (e.g., short-term, intermediate or long-term) and credit qualities (e.g., investment grade or lower than investment grade); provided, however, that at any given time up to 80% of the Fund’s net assets may be invested in Underlying Funds that invest in high-yield (or “junk bond”) securities.  The term “investment grade” refers to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc., or Fitch, Inc.  Securities that are rated lower than investment grade (commonly known as “junk bonds”), or high-yield securities, generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.  High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout, and firms with heavy debt loads.  In addition, although not its primary investment focus, the Fund also may purchase shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S. when they meet the Advisor’s selective criteria.  Such investments, however, will not comprise more than 5% of the Fund’s portfolio at any given time.

The following risk is added to the sections entitled “Fund Summary – Principal Investment Risks” on page 2 of the Prospectus and “Additional Information About The Fund’s Principal Investment Strategies And Related Risks – Principal Investment Risks” on page 6 of the Prospectus:

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2015, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-866-209-1964.

Please retain this Supplement for future reference.